SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            GSI Technologies USA Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                             65-0902449
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2001  McGill  College  Avenue,  Suite  1310, Montreal, Quebec, Canada  H3A 1G1
(Address of principal executive offices)                              (Zip Code)

         If this form relates to the registration of a class of securities to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [__]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities  Act  registration  statement file number to which this form relates:
33-30474 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                       Name of each exchange on which
to be so registered                       each class is to be registered

----------------------------------        --------------------------------------

----------------------------------        --------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                              Class B Common Stock
                                (Title of Class)

Item 1.

         A description of the securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed February 15, 2000 (Registration No. 333-30474).

Item 2.

         Copies of instruments defining the rights of the holders of each class of securities is incorporated by reference herein from a Registration Statement on Form SB-2 filed February 15, 2000 (Registration No. 333-30474).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) GSI TECHNOLOGIES USA INC.
            --------------------------

Date August 8, 2000
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By   /s/ J. MICHEL DE MONTIGNY
  ---------------------------------------
         J. Michel de Montigny, President